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                                                                    EXHIBIT 10.2


                   NONQUALIFIED STOCK OPTION AGREEMENT (U.S.)
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OPTIONEE NAME:          Peter T. Dameris
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OPTIONEE                2323 Seyborn St.
ADDRESS:                Houston, Texas  77027
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NUMBER OF SHARES:       100,000
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GRANT DATE:             August 15, 2002
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PLAN:                   BindView Development Corporation 1998
                        Non-Employee Director Stock Option Plan
                        (as amended through February 21, 2002)
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EXPIRATION DATE:        Grant Date plus ten (10) years
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STRIKE PRICE:           $0.95
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                        VESTING SCHEDULE
                      (FOUR-YEAR VESTING)

                                                NO. OF SHARES
        EVENT                   DATE                VESTED
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VESTING                 August 15, 2002       None
START DATE:
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First Vesting Date      August 15, 2003       one-fourth (1/4)
                                              of the full
                                              number of Shares
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Subsequent vesting      each three (3)        an additional
dates                   months after the      one-sixteenth (1/16)
                        First Vesting Date    of the full number of
                                              Shares, until vested
                                              as to 100% of the Shares
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    BindView Corporation ("BINDVIEW" or "US") hereby grants to the Optionee identified above ("YOU"), as a director of BindView, the option to purchase from BindView up to but not exceeding in the aggregate the number of shares of common stock, no par value per share, of BindView (the "SHARES") at the "STRIKE PRICE" per share, as set forth above. Because such option covers multiple Shares, it is referred to herein in plural form as the "OPTIONS." The grant of the Options is subject to the terms and conditions of this "AGREEMENT" and to the terms and conditions of the above "PLAN," as amended by our Board of Directors ("BOARD") from time to time, which is incorporated herein by reference, and a copy of which will be provided to you upon request. All Section references are to sections of this Agreement except as otherwise indicated. [BindView Corporation is a registered assumed name of BindView Development Corporation.]

         1. As provided in the Plan, the Options shall be for a term commencing on the "GRANT DATE" and ending on the "EXPIRATION DATE," each as set forth above, unless the Options are terminated earlier in accordance with the Plan.

         2.Except as otherwise provided in the Plan, the Options shall vest and become exercisable as provided in the "VESTING SCHEDULE" above.

         3. The Options are a nonqualified stock option that are not intended to be governed by Section 422 of the Internal Revenue Code of 1986, as amended.

         4. You are entitled to exercise the Options only as to all or any part of the Shares as to which the Options have vested. To exercise any of the Options, you shall give us written notice as required by the Plan, which notice shall comply with Section 5 of this Agreement, and you shall also obtain written confirmation of receipt.

         5. All notices required or permitted under this Agreement must be in writing and shall be effective upon receipt. Notices sent by certified mail, if refused, shall be effective three business days after the date of mailing. Notices to us shall be addressed to the attention of our vice president for human resources at our then-current principal operating office. Notices to you may be addressed to your home address as indicated in our then-current records.

Executed to be effective as of the Grant Date.

BINDVIEW CORPORATION, BY:


/s/ Eric J. Pulaski
-------------------
Eric J. Pulaski
Chairman, President & Chief Executive Officer

9/12/02
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Date


The Option has been accepted by the above-named Optionee, subject to the terms and provisions of the Plan and of this Agreement, by which the Optionee agrees to be bound


/s/ Peter T. Dameris
--------------------
Peter T. Dameris


9/11/02
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Date